UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2013

GlobalOptions Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33700	30-0342273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two High Ridge Park Stamford, Connecticut		06905
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 461-7200

415 Madison Avenue, 17th Floor, New York, New York, 10017

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On September 17, 2013, GlobalOptions Group, Inc. (the “Registrant”) entered into a Third Amendment (the “Third Amendment”), to the Rights Agreement dated as of September 7, 2010, as amended (the “Rights Agreement”), between the Registrant and Continental Stock Transfer & Trust Company, a New York corporation, as rights agent. The Third Amendment terminates the Rights Agreement effective immediately prior to the effective time of the merger between the Registrant’s subsidiary GO Merger Sub LLC and Walker Digital Holdings, LLC.

The foregoing description of the Third Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the Third Amendment, which is incorporated by reference and attached hereto as Exhibit 4.1.

Item 3.03	Material Modification of Rights of Securityholders.

On September 17, 2013, the Registrant filed with the Secretary of State of the State of Delaware, a certificate (the “Certificate of Elimination”) eliminating from the Registrant’s Certificate of Incorporation, as amended, all matters relating to the Registrant’s Series A Junior Participating Preferred Stock. At the time of filing the Certificate of Elimination, there were no issued or outstanding shares of Series A Participating Preferred Stock. The foregoing description of the Certificate of Elimination does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Elimination, which is incorporated by reference and attached hereto as Exhibit 3.1.

Also on September 17, 2013, the Registrant filed with the Secretary of State of the State of Delaware a Certificate of Designations (the “Certificate of Designations”) of the Series B Preferred Stock setting forth the powers, preferences and rights of the Series B Preferred Stock. The foregoing description of the Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designations, which is incorporated by reference and attached hereto as Exhibit 3.2.

The information set forth in Item 1.01 with respect to the Third Amendment is incorporated by reference into this Item 3.03.

Item 8.01	Other Events.

On September 18, 2013, the Registrant issued a press release announcing the closing of the merger between its subsidiary, GO Merger Sub LLC, and Walker Digital Holdings, LLC, and related transactions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information contained on the website referenced in the press release is hereby furnished to the Securities and Exchange Commission but is specifically not filed or incorporated by reference in this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Elimination of the Series A Junior Participating Preferred Stock.

3.2	Certificate of Designations of Series B Preferred Stock.

4.1	Third Amendment to Rights Agreement, dated September 17, 2013, by and between GlobalOptions Group, Inc. and Continental Stock Transfer & Trust Company.

99.1	Press Release announcing closing of the Merger.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

September 23, 2013

GLOBALOPTIONS GROUP, INC.

By:	/s/ Jonathan Ellenthal
Name: Jonathan Ellenthal
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Elimination of the Series A Junior Participating Preferred Stock.

3.2	Certificate of Designations of Series B Preferred Stock.

4.1	Third Amendment to Rights Agreement, dated September 17, 2013, by and between GlobalOptions Group, Inc. and Continental Stock Transfer & Trust Company.

99.1	Press Release announcing closing of the Merger.